Trust Account (Details) (USD $)	12 Months Ended
Jul. 31, 2012
Trust Account (Textual)
Principal deposited in Trust Account	$ 40,600,000
Treasury bills maturity period	180 days
Treasury bills, description	All proceeds in the Trust Account may be invested in either U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, and that invest solely in U.S. Treasuries.